Exhibit 99.2

NEWS RELEASE
FOR IMMEDIATE RELEASE

CONTACT:
Jane Miller
Corporate Relations Manager
Presstek, Inc.
(603) 594-8585 ext. 3346

PRESSTEK APPOINTS SUSAN A. McLAUGHLIN
PRESIDENT, ABD INTERNATIONAL AND SENIOR VP PRESSTEK

Hudson, NH—January 24, 2005—Presstek Inc. (Nasdaq:PRST), a leading manufacturer and marketer of environmentally responsible high tech digital imaging solutions for the graphic arts and laser imaging markets, today announced that it has appointed Susan A. McLaughlin President, ABD International, North America (doing business as ABDick, a Presstek Company) and Senior Vice President, Presstek.

Prior to joining Presstek, McLaughlin was involved in a variety of entrepreneurial enterprises in the service sector, including part-time CEO of a start-up information services company in Atlanta, Georgia. Previously, she was Executive Vice President and Chief Operating Officer of AGL Resources, a $1.2 Billion publicly held company and the parent company of Atlanta Gas Light Company. Prior to joining AGL, McLaughlin was President of Consumer Services at BellSouth Telecommunications, Inc. Before that, she held a number of key executive positions at Eastman Kodak Company in both operational and financial management. While at Kodak, McLaughlin served as Vice President and Chief Operating Officer of Eastman Kodak Company’s $2.5 Billion Professional Division, where she managed the worldwide operations (including sales, manufacturing, logistics and service) of Kodak’s second-largest business. Other key positions during her 10-year tenure include President, Kodak Imaging Services, General Manager, U.S. Operations and President, Eastman Savings and Loan.

McLaughlin is a graduate of the University of Nebraska where she received her Bachelor of Science degree (with highest honors) in education with a major in Math. She has previously served on the boards of Target Corporation and Delphi Automotive Systems and is currently on the boards of nTelos Corporation, a regional telecommunications company based in Virginia, Spelman College, Mary Baldwin College, and The Women’s Resource Center.

Presstek’s President and Chief Executive Officer Edward J. Marino said, “We are delighted to welcome Susan to Presstek’s executive team. We expect that Susan’s considerable business acumen and leadership skills, together with her solid strategic and operational experience, will make her a valuable member of our management team.”

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About Presstek

Presstek, Inc. is a leading manufacturer and marketer of environmentally responsible high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek’s patented DI®, CTP and plate products provide a streamlined workflow in a chemistry-free environment, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for high-quality, shorter print runs and faster turnaround while providing improved profit margins.

Presstek subsidiary Precision Lithograining Corporation is a manufacturer of high quality digital and conventional printing plate products, including Presstek’s award-winning, chemistry-free Anthem plate. Presstek subsidiary Lasertel, Inc., manufactures semiconductor laser diodes for Presstek’s and external customers’ applications. ABDick, a Presstek Company, manufactures and markets graphic arts and printing equipment and supplies for all stages of document creation – pre-press, press and post-press – and provides continuing service and support.

For more information visit www.presstek.com, www.precisionlithograining.com and www.abdick.com, or call 603-595-7000 or email: info@presstek.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the successful integration of members of Presstek and ABDick’s senior management. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Presstek to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to Presstek and ABDick’s ability to successfully integrate members of its senior management and the impact of general market factors in the print industry generally and the economy as a whole. Other risks are detailed in Presstek’s filings with the Securities and Exchange Commission. The words “looking forward,” “anticipates,” “expects,” “will,” “believe(s),” “may,” “is expected to,” “likely”, and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Presstek undertakes no obligation to update any forward-looking statements contained in this new release.

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